CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Year-end Report on Form 10-K of Public Storage, Inc. (the "Company") for the year ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), B. Wayne Hughes, as Chief Executive Officer of the Company through November 7, 2002, Ronald L. Havner, Jr., as Chief Executive Officer of the Company after November 7, 2002, Harvey Lenkin, as President of the Company, and John Reyes, as Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ B. Wayne Hughes
-------------------
Name:    B. Wayne Hughes
Title:   Chief Executive Officer (through November 7, 2002)
Date:    March 28, 2003

/s/ Ronald L. Havner, Jr.
-------------------------
Name:    Ronald L. Havner, Jr.
Title:   Chief Executive Officer (after November 7, 2002)
Date:    March 28, 2003

/s/ Harvey Lenkin
-----------------
Name:    Harvey Lenkin
Title:   President
Date:    March 28, 2003

/s/ John Reyes
--------------
Name:    John Reyes
Title:   Chief Financial Officer
Date:    March 28, 2003

This certification accompanies the Report pursuant to ss.906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for purposes of ss.18 of the Securities Exchange Act of 134, as amended.


A signed original of this written statement required by Section 906 has been provided to the Company, and will be retained and furnished to the SEC or its staff upon request.

                                  Exhibit 99.1